UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) June 23, 2005
NOMURA ASSET ACCEPTANCE CORP.
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	333-109614 (Commission File Number)	13-3672336 (IRS Employer ID Number)

2 World Financial Center, Building B New York, New York	10281
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(212) 667-1888
Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Item 8.01.  Other Events.

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-109614) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.2, Exhibit 8.2 and Exhibit 23.2.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

5.2           Opinion of McKee Nelson LLP with respect to legality.

8.2           Opinion of McKee Nelson LLP with respect to certain tax matters.

23.2         Consent of McKee Nelson LLP (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOMURA ASSET ACCEPTANCE CORP.

By: /s/ John P. Graham

Name: John P. Graham

Title: Authorized Agent

Dated: June 23, 2005

EXHIBIT INDEX

    Exhibit No.

Description

5.2           Opinion of McKee Nelson LLP with respect to legality.

8.2           Opinion of McKee Nelson LLP with respect to certain tax matters.

23.2         Consent of McKee Nelson LLP (included in Exhibit 5.2)